UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On August 4, 2022, Phillips Edison & Company, Inc. (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2022. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Company’s Second Quarter 2022 Supplemental Disclosure is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company will host a conference call on Friday, August 5, 2022, at 12:00 p.m. Eastern Time to discuss the second quarter results and provide commentary on its business performance and guidance. This call is being webcast live at the Company’s website at https://investors.phillipsedison.com. The webcast is listen-only. A webcast replay will be available approximately one hour after the conclusion of the call using the same link. Those interested in participating in the question-and-answer session may register for the call at https://register.vevent.com/register/BI04c758008a6c42b89fcadb125bd3bf59 to receive the dial-in numbers and unique PIN to access the call. It is recommended that you join 10 minutes prior to the event start (although you may register and dial in at any time during the call).
The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.
Item  9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 4, 2022
99.2	Second Quarter 2022 Supplemental Disclosure
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: August 4, 2022	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)